UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

GREEN THUMB INDUSTRIES INC.

(Exact name of Registrant as Specified in Its Charter)

British Columbia	000-56132	98-1437430
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 West Huron Street Suite 700
Chicago, Illinois		60654
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 471-6720

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On June 16, 2026, the shareholders of Green Thumb Industries Inc. (the “Company”) approved the amendment of the Company’s existing Amended and Restated Articles (the “Existing Articles”) to vary the automatic conversion provisions of the Company’s Super Voting Shares contained in Section 28.1(7)(b) of the Existing Articles, such that automatic conversion of Super Voting Shares is triggered when the number of Super Voting Shares held by an Initial Holder (as defined in the Existing Articles) falls to 25%, instead of 50%, of the original number of such shares held by the Initial Holder (the “Amendment Proposal”), as further described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2026 (the “Proxy Statement”) for the 2026 Annual and Special Meeting of Shareholders (the “2026 Annual Meeting”). A copy of the Company’s current Amended and Restated Articles is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting, the Company’s shareholders:

1.
Set the number of directors of the Company at seven;

2.
Elected the seven director nominees named in the Company’s 2026 Proxy Statement to serve as directors until the Company’s 2027 annual general meeting of shareholders or the date on which they otherwise cease to hold office under the British Columbia Corporations Act or under the Company’s articles;

3.
Approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement;

4.
Approved the appointment of Baker Tilly US, LLP as auditors for the Company and authorized the Board to fix the auditors’ remuneration and terms of engagement; and

5.
Approved the amendment of the Existing Articles to vary the automatic conversion provisions of the Super Voting Shares as further described in the Proxy Statement.

Proposal No. 1: Setting the number of directors of the Company at seven:

FOR	AGAINST
294,245,458	502,943

Proposal No. 2: Election of directors:

	FOR	WITHHOLD	BROKER NON-VOTES
Dawn Wilson Barnes	230,390,507	5,388,262	58,969,632
Anthony Georgiadis	229,892,078	5,886,691	58,969,632
Jeffrey Goldman	228,695,482	7,083,287	58,969,632
Benjamin Kovler	229,902,706	5,876,063	58,969,632
Ethan Nadelmann	230,401,238	5,377,531	58,969,632
Richard Reisin	230,379,527	5,399,242	58,969,632
Hannah (Buchan) Ross	230,188,382	5,590,387	58,969,632

Proposal No. 3: The approval, on an advisory basis, of the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement for the meeting:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
233,451,939	2,089,831	236,999	58,969,632

Proposal No. 4: The appointment of Baker Tilly US, LLP as auditors for the Company and authorization of the Board to fix the auditors’ remuneration and terms of engagement:

FOR	WITHHOLD
292,810,365	1,938,036

Proposal No. 5: The approval of the amendment of the Company’s current articles to vary the automatic conversion provisions of the Super Voting Shares as further described in the Proxy Statement.

All votes cast:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
228,711,228	6,491,284	576,257	58,969,632

Votes cast excluding those cast by the Initial Holders:

FOR	AGAINST	ABSTAIN
25,105,232	6,491,284	576,257

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Green Thumb Industries Inc. Amended and Restated Articles
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN THUMB INDUSTRIES INC.

/s/ Bret Kravitz
Date: June 17, 2026	Bret Kravitz General Counsel and Secretary